File No. 333-[           ]

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 16, 2015

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.   [   ]

Post-Effective Amendment No.  [   ]

JNL Series Trust
(Exact Name of Registrant as Specified in Charter)

1 Corporate Way
Lansing, Michigan 48951
(Address of Principal Executive Offices)

(517) 381-5500
(Registrant’s Area Code and Telephone Number)

225 West Wacker Drive
Suite 1200
Chicago, Illinois 60606
(Mailing Address)

With copies to:

SUSAN S. RHEE, ESQ. JNL Series Trust Vice President, Counsel & Secretary 1 Corporate Way Lansing, Michigan 48951	PAULITA PIKE, ESQ. Ropes & Gray LLP 191 North Wacker Drive Chicago, Illinois 60606

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on January 29, 2016 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of securities being registered: Class A shares of beneficial interest in the series of the registrant designated as the JNL/Mellon Capital Emerging Markets Index Fund.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 033-87244 and 811-8894).

JNL SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Contract Owners

Notice of Special Meeting

Contract Owner Voting Instructions

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way
Lansing, Michigan 48951

January 29, 2016

Dear Contract Owner:

Enclosed is a notice of a Special Meeting of Shareholders of the JNL/Mellon Capital Frontier Markets 100 Index Fund (the “Frontier Markets Fund” or the “Acquired Fund”), a series of the Jackson Variable Series Trust (“JVST”). The Special Meeting of Shareholders of the Acquired Fund is scheduled to be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan, 48951, on March 21, 2016, at 10:30 a.m., Eastern Time (the “Meeting”). At the Meeting, the shareholders of the Acquired Fund will be asked to approve the proposal described below.

JVST’s Board of Trustees (the “JVST Board”) called the Meeting to request shareholder approval of the reorganization (the “Reorganization”) of the Acquired Fund into the JNL/Mellon Capital Emerging Markets Index Fund (the “Acquiring Fund”), a series of the JNL Series Trust (“JNLST”).

The JVST Board has approved this proposal.

Both the Acquired Fund and the Acquiring Fund are managed by Jackson National Asset Management, LLC (“JNAM”), and each is sub-advised by the same sub-adviser, Mellon Capital Management Corporation. If the Reorganization is approved and implemented, each person that invests indirectly in the Acquired Fund will automatically become an investor indirectly in the Acquiring Fund.

Pending shareholder approval, on April 22, 2016 or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”), you will invest indirectly in shares of the Acquiring Fund in an amount equal to the dollar value of your interest in the Acquired Fund on the Closing Date. No sales charge, redemption fees or other transaction fees will be imposed in the Reorganization. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before, and the Reorganization will not alter your rights under your contract or the obligations of the insurance company that issued the contract.

You may wish to take actions relating to your future allocation of premium payments under your insurance contract to the various investment divisions (“Divisions”) of the separate account. You may execute certain changes prior to the Reorganization, in addition to participating in the Reorganization with regard to the Acquiring Fund.

All actions with regard to the Acquired Fund need to be completed by the Closing Date. In the absence of new instructions prior to the Closing Date, future premium payments previously allocated to the Acquired Fund Division will be allocated to the Acquiring Fund Division. The Acquiring Fund Division will be the Division for future allocations under the Dollar Cost Averaging, Earnings Sweep and Rebalancing Programs (together, the “Programs”). In addition to the Acquiring Fund Division there are other Divisions investing in mutual funds that seek long-term capital growth. If you want to transfer all or a portion of your Contract Value out of the Acquired Fund Division prior to the Reorganization you may do so and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. In addition, after the Reorganization if you want to transfer all or a portion of your Contract Value out of the Acquiring Fund Division you may do so within 60 days following the Closing Date and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. You will be provided with an additional notification of this free-transfer policy on or about April 25, 2016.

If you want to change your allocation instructions as to your future premium payments or the Programs, or if you require summary descriptions of the other underlying funds and Divisions available under your contract or additional copies of the prospectuses for other funds underlying the Divisions, please contact:

For Jackson variable annuity policies:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565
www.jackson.com

For Jackson New York variable annuity policies:

Jackson of NY Service Center
P.O. Box 30313
Lansing, Michigan 48909-7813
1-800-599-5651
www.jackson.com

An owner of a variable annuity contract or certificate that participates in the Acquired Fund through the Divisions of separate accounts established by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) is entitled to instruct the applicable Insurance Company how to vote the Acquired Fund shares related to the ownership interest in those accounts as of the close of business on January 22, 2016.  The attached Notice of Special Meeting of Shareholders and Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting.  Because it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your right to vote your shares by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions.  Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even if you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet.  At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.  Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours,

Mark D. Nerud
Trustee, President and Chief Executive Officer
JNL Series Trust

JACKSON VARIABLE SERIES TRUST

JNL/Mellon Capital Frontier Markets 100 Index Fund

1 Corporate Way
Lansing, Michigan 48951

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 21, 2016

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the JNL/Mellon Capital Frontier Markets 100 Index Fund (the “Frontier Markets Fund” or the “Acquired Fund”), a series of the Jackson Variable Series Trust (“JVST”) will be held on March 21, 2016, at 10:30 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”).

The Meeting will be held to act on the following agenda items:

1.	To approve the Plan of Reorganization, adopted by the JVST’s Board of Trustees (the “JVST Board”), which provides for the reorganization of the Frontier Markets Fund into the JNL/Mellon Capital Emerging Markets Index Fund, a series of the JNL Series Trust.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

Please note that owners of variable life insurance policies or variable annuity contracts or certificates (the “Contract Owners”) issued by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) who have invested in shares of the Acquired Fund through the investment divisions of a separate account or accounts of an Insurance Company (“Separate Account”) will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above agenda items.

You should read the Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract Owners entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on January 22, 2016. If you attend the Meeting, you may vote or give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Acquired Fund in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 14-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The JVST Board recommends that you vote or provide voting instructions to vote FOR the proposal.

By order of the JVST Board,

Mark D. Nerud
Trustee, President & Chief Executive Officer

January 29, 2016
Lansing, Michigan

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JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

CONTRACT OWNER VOTING INSTRUCTIONS
REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

JNL/MELLON CAPITAL FRONTIER MARKETS 100 INDEX FUND
A SERIES OF THE JACKSON VARIABLE SERIES TRUST

TO BE HELD ON MARCH 21, 2016

DATED: JANUARY 29, 2016

GENERAL

These Contract Owner Voting Instructions are being furnished by Jackson National Life Insurance Company (“Jackson National”), or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and, together, the “Insurance Companies”), each of which is a stock life insurance company, to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) who, as of January 22, 2016 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate accounts (the “Separate Accounts”) that are invested in shares of the JNL/Mellon Capital Frontier Markets 100 Index Fund (the “Frontier Markets Fund” or “Acquired Fund”), a series of the Jackson Variable Series Trust (“JVST”).

JVST is a Massachusetts business trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

Each Insurance Company is required to offer Contract Owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Fund (the “Shares”) held by its Separate Accounts, as to how it should vote on the reorganization proposal (the “Proposal”) to be considered at the Special Meeting of Shareholders of the Acquired Fund referred to in the preceding Notice and at any adjournments (the “Meeting”). The enclosed Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the proposed reorganization involving the Acquired Fund and a series of the JNL Series Trust (“JNLST”) that a Contract Owner should know before completing the enclosed voting instruction card.

These Contract Owner Voting Instructions and the accompanying voting instruction card are being mailed to Contract Owners on or about January 29, 2016.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contract Owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope.  Contract Owners also may provide voting instructions by phone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Fund for which a Contract Owner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Acquired Fund.  At any time prior to an Insurance Company’s voting at the Meeting, a Contract Owner may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing
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later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions.  Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from a Contract Owner, or that are attributable to amounts retained by an Insurance Company or its affiliate as surplus or seed money, will be voted by the applicable Insurance Company either for or against approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners (other than the Insurance Company) have provided voting instructions to the Insurance Company. Similarly, the Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners.  As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the Proposal.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the Proposal, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of Jackson National or its affiliates as well as officers and agents of JVST. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

If the necessary quorum to transact business is not established or the vote required to approve or reject the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions.  The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they received voting instructions in favor of the Proposal and will vote against any such adjournment those Shares for which they received voting instructions against the Proposal.

It is important that your Contract be represented.  Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope.  You may also provide your voting instructions by telephone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.

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PROXY STATEMENT

for

JNL/Mellon Capital Frontier Markets 100 Index Fund, a series of Jackson Variable Series Trust

and

PROSPECTUS

for

JNL/Mellon Capital Emerging Markets Index Fund, a series of JNL Series Trust

Dated

January 29, 2016

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

This Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of January 22, 2016, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the JNL/Mellon Capital Frontier Markets 100 Index Fund (the “Frontier Markets Fund” or the “Acquired Fund”), a series of the Jackson Variable Series Trust (“JVST”), an open-end management investment company registered with the Securities and Exchange Commission (“SEC”). The purpose of this Proxy Statement/Prospectus is for shareholders of the Frontier Markets Fund to vote on a Plan of Reorganization, adopted by JVST’s Board of Trustees (the “JVST Board”), which provides for the reorganization of the Frontier Markets Fund into the JNL/Mellon Capital Emerging Markets Index Fund (the “Emerging Markets Fund” or the “Acquiring Fund”), a series of the JNL Series Trust (“JNLST”).

This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in the Acquired Fund as of January 22, 2016. Contract Owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the JVST Board of proxies to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 1 Corporate Way, Lansing, Michigan 48951, on March 21, 2016, at 10:30 a.m., Eastern Time, or any adjournment or adjournments thereof (the “Meeting”).

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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The proposal described in this Proxy Statement/Prospectus is as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization, adopted by the JVST Board, which provides for the reorganization of the Frontier Markets Fund into the Emerging Markets Fund.	Shareholders of the Frontier Markets Fund

The reorganization referred to in the above proposal is referred to herein as the “Reorganization.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before voting or providing voting instructions. Additional information about JNLST has been filed with the SEC and is available upon oral or written request without charge. This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract Owners on or about January 29, 2016. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract Owners and in accordance with voting procedures established by JNLST.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information of JVST, each dated April 27, 2015, as supplemented, with respect to the Frontier Markets Fund (File Nos. 333-177369 and 811-22613);

2.	The Prospectus and Statement of Additional Information of the JNLST, each dated April 27, 2015, as supplemented, with respect to the Emerging Markets Fund (File Nos. 033-87244 and 811-8894);

3.	The Annual Report to Shareholders of JVST with respect to the Frontier Markets Fund for the fiscal year ended December 31, 2014 (File Nos. 333-177369 and 811-22613);

4.	The Annual Report to Shareholders of JNLST with respect to the Emerging Markets Fund for the fiscal year ended December 31, 2014 (File Nos. 033-87244 and 811-8894);

5.	The Semi-Annual Report to Shareholders of JVST with respect to the Frontier Markets Fund for the period ended June 30, 2015 (File Nos. 333-177369 and 811-22613);

6.	The Semi-Annual Report to Shareholders of JNLST with respect to the Emerging Markets Fund for the period ended June 30, 2015 (File Nos. 033-87244 and 811-8894);

7.	The Statement of Additional Information dated January 29, 2016, relating to the Reorganization (File No. 333-[ ]).

For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Contract Owners can learn more about the Acquired Fund and the Acquiring Fund in the Annual and Semi-Annual Reports listed above, which have been furnished to Contract Owners. Contract Owners may request another copy thereof, without charge, by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by writing the Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

JNLST is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, it must file certain reports and other information with the SEC. You can copy and review proxy material, reports and other information about JNLST at the SEC’s Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Proxy material, reports and other information about JNLST are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

The proposed Reorganization is as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization, adopted by the JVST Board, which provides for the reorganization of the Frontier Markets Fund into the Emerging Markets Fund.	Shareholders of the Frontier Markets Fund

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in the Acquired Fund as of January 22, 2016 to approve the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund. (The Acquired Fund and Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds.”)

The Acquired Fund has one share class (“Acquired Fund Shares”). The Acquiring Fund’s shares are divided into two classes, designated Class A and Class B shares (“Acquiring Fund Shares”).

The Plan of Reorganization provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;

•	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners) of those Acquiring Fund Shares; and

•	the complete termination of the Acquired Fund.

A comparison of the investment objective(s), principal investment policies and strategies and principal risks of the Acquired Fund and the Acquiring Fund is included in “Comparison of Investment Objectives, Principal Policies and Strategies” and “Comparison of Principal Risk Factors” below. The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Acquiring Fund” below. Each Fund offers its shares to Separate Accounts and certain other eligible investors. Shares of each Fund are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

The Reorganization is expected to be effective as of the close of business on April 22, 2016, or on such later date as may be deemed necessary in the judgment of the JVST Board in accordance with the Plan of Reorganization (the “Closing Date”). As a result of the Reorganization, a shareholder invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund. Such shareholder would hold, immediately after the Closing Date, Class A shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Acquired Fund Shares that were held by the shareholder as of the Closing Date. Similarly, each Contract Owner whose Contract values are invested indirectly in shares of the Acquired Fund would become indirectly invested in shares of the Acquiring Fund. The Contract value of each such Contract Owner would be invested indirectly, immediately after the Closing Date, in Class A shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Acquired Fund shares in which the Contract Owner invested indirectly as of the Closing Date. It is expected that there will be no adverse tax consequences to Contract Owners as a result of the Reorganization. Please see “Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization” below for further information.

The JVST Board unanimously approved the Plan of Reorganization with respect to the Frontier Markets Fund. Accordingly, the JVST Board is submitting the Plan of Reorganization for approval by the Acquired Fund’s shareholders. In considering whether to approve the proposal (“Proposal”), you should review the Proposal for the Acquired Fund in which you were invested on the Record Date (as defined under “Voting Information”). In addition, you should review the information in this Proxy Statement/Prospectus that relates to the Proposal and the Plan of Reorganization generally. The JVST Board recommends that you vote “FOR” the Proposal to approve the Plan of Reorganization.

PROPOSAL:	APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE FRONTIER MARKETS FUND INTO THE EMERGING MARKETS FUND.

This Proposal requests the approval of Frontier Markets Fund shareholders of the Plan of Reorganization pursuant to which the Frontier Markets Fund will be reorganized into the Emerging Markets Fund.

In considering whether you should approve this Proposal, you should note that:

•	The Funds have different investment objectives. The Frontier Markets Fund seeks to track the performance of the MSCI Frontier Markets 100 Index, which measures the investment returns of stocks issued by companies in frontier market countries, while the Emerging Markets Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The Emerging Market Fund’s benchmark index is the MSCI Emerging Markets Index.

•	Although the Funds have different investment objectives, the Funds employ similar principal investment strategies in seeking to achieve those objectives. Both Funds invest mainly in common stocks of companies included in an index, which include depositary receipts representing securities included in the index. Both Funds consider depositary receipts to include American Depositary receipts, Global Depositary receipts and European Depositary receipts. Both Funds also employ passive investment management strategies, which offer a cost-effective investment approach to gaining diversified market exposure over the long-term. For a detailed comparison of each Fund’s investment policies and strategies, see “Comparison of Investment Objectives, Principal Policies and Strategies” below.

•	The Funds also have some overlap in their risk profiles, although there are differences of which you should be aware. Each Fund’s principal risks include concentration risk, counterparty risk, currency risk, derivatives risk, emerging markets and less developed countries risk, equity securities risk, exchange-traded funds investing risk, foreign regulatory risk, foreign securities risk, index investing risk, liquidity risk, market risk, and settlement risk. The Frontier Markets Fund, however, also is subject to depositary receipts risk, financial services risk, and non-diversification risk, while these generally are not principal risks for the Emerging Markets Fund. In addition, the principal risks of investing in the Emerging Markets Fund also include managed portfolio risk and risks of investments in Russia, which are not principal risks of investing in the Frontier Markets Fund. For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B.

•	Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) currently serves as the investment adviser and administrator for each Fund and would continue to manage and administer the Emerging Markets Fund after the Reorganization. JNAM has received an exemptive order from the SEC that generally permits JNAM, with approval from the JNLST’s Board of Trustees, to appoint, dismiss and replace each Fund’s unaffiliated sub-adviser(s) and to amend the advisory agreements between JNAM and the unaffiliated sub-advisers, without obtaining shareholder approval. However, any amendment to an advisory agreement between JNAM and JVST or JNLST, respectively, that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval. JNAM has appointed Mellon Capital Management Corporation (“Mellon”) as the sub-adviser to manage the assets of both Funds. It is anticipated that Mellon will continue to sub-advise the Emerging Markets Fund after the Reorganization. For a detailed description of JNAM and the Emerging Markets Fund’s sub-adviser, please see “Additional Information about the Acquiring Fund - The Adviser” and “Additional Information about the Acquiring Fund - The Sub-Adviser” below.

•	The Frontier Markets Fund and the Emerging Markets Fund had net assets of approximately $17 million and $862 million, respectively, as of September 30, 2015. Thus, if the Reorganization had been in effect on that date, the Frontier Markets Fund combined with the Emerging Markets Fund (the “Combined Fund”) would have had net assets of approximately $879 million.

•	Shareholders of the Frontier Markets Fund will receive Class A shares of the Emerging Markets Fund pursuant to the Reorganization. Class A shares of the Emerging Markets Fund were selected because of their similarities to the current shares of the Frontier Markets Fund given that both have distribution and/or service fees (“12b-1 fees”) of 0.20%. Shareholders will not pay any sales charges in connection with the Reorganization. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 (the “Code”). Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Acquiring Fund” below for more information.

•	The management fees and the total annual fund operating expense ratio for the Emerging Markets Fund, following the Reorganization, will be lower than those of the Frontier Markets Fund currently. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

•	Currently, the maximum management fee for the Frontier Markets Fund is equal to an annual rate of 0.40% of its average daily net assets, and the maximum management fee for the Emerging Markets Fund is equal to an annual rate of 0.40% of its average daily net assets. Prior to September 28, 2015, the annual advisory fee rate, as a percentage of average daily Fund assets, for the Frontier Markets Fund was 1.40% on assets up to $1 billion and 1.35% on assets over $1 billion, and effective September 28, 2015, it was reduced to 0.40% on assets up to $500 million and 0.35% on assets over $500 million. As such, as of September 30, 2015, the actual management fees of the Frontier Markets Fund and the Emerging Markets Fund were 0.40% and 0.38%, respectively. The administrative fee payable to JNAM as of October 1, 2015, as the administrator of the Frontier Markets Fund and the Emerging Markets Fund, is 0.15% on assets up to $3 billion and 0.13% on assets over $3 billion for each Fund. For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

•	Following the Reorganization, the Combined Fund will be managed in accordance with the investment objective, policies and strategies of the Emerging Markets Fund. It is not expected that the Emerging Markets Fund will revise any of its investment policies following the Reorganization to reflect those of the Frontier Markets Fund.

•	The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction as well as the costs associated with obtaining a consent of independent registered public accounting firm will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization. Each Fund will bear its proportionate share of the transaction expenses, which typically includes but is not limited to trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (“Transaction Costs”), associated with the Reorganization. Such Transaction Costs are estimated to be $325,590. Please see “Additional Information about the Reorganization” below for more information.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each Fund and the estimated pro forma fees and expenses of Class A shares of the Acquiring Fund after giving effect to the proposed Reorganization. Fees and expenses for each Fund are based on those incurred for the fiscal year ended December 31, 2014. The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the year ended December 31, 2014. The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund: Frontier Markets Fund [2]	Acquiring Fund: Emerging Markets Fund – Class A	Pro Forma Emerging Markets Fund – Class A (assuming expected operating expenses if the Reorganization is approved)
Management Fee	0.40%	0.38%	0.38%
Distribution and/or Service Fees (12b-1 fees)	0.20%	0.20%	0.20%
Other Expenses[1]	0.20%	0.18%	0.18%
Total Annual Fund Operating Expenses	0.80%	0.76%	0.76%

1 “Other Expenses” includes an Administrative Fee of 0.15% for both the Frontier Markets Fund and the Emerging Markets Fund, which is payable to JNAM.
2 Expense information has been restated to reflect current fees.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included. The example assumes that:

•	You invest $10,000 in a Fund for the time periods indicated;
•	Your investment has a 5% annual return;
•	The Fund’s operating expenses remain the same as they were as of December 31, 2014; and
•	You redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Frontier Markets Fund	$82	$255	$444	$990
Emerging Markets Fund – Class A	$78	$243	$422	$942
Pro Forma Emerging Markets Fund – Class A (assuming expected operating expenses if the Reorganization is approved)	$78	$243	$422	$942

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. For the fiscal year ended December 31, 2014, the portfolio turnover rates for the Frontier Markets Fund and the Emerging Markets Fund were 20% and 24%, respectively, of the average value of each Fund. Additionally, for the six-month period ended June 30, 2015, the portfolio turnover rates for the Frontier Markets Fund and the Emerging Markets Fund were 9% and 2%, respectively, of the average value of each Fund.

Comparison of Investment Adviser and Sub-Adviser

The following table compares the investment adviser and sub-adviser of the Emerging Markets Fund with those of the Frontier Markets Fund.

Acquiring Fund	Acquired Fund
Emerging Markets Fund	Frontier Markets Fund
Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser Mellon Capital Management Company	Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser Mellon Capital Management Company

Comparison of Investment Objectives, Principal Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Emerging Markets Fund with those of the Frontier Markets Fund. The Boards of Trustees may change the investment objective of a Fund without a vote of the Fund’s shareholders. For more detailed information about each Fund’s investment strategies and risks, see Appendix B.

Acquiring Fund	Acquired Fund
Emerging Markets Fund	Frontier Markets Fund
Investment Objective

The investment objective of the Fund is to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.*

*Note that the Fund’s benchmark index is the MSCI Emerging Markets Index.

Investment Objective

The investment objective of the Fund is to track the performance of the MSCI Frontier Markets 100 Index, which measures the investment returns of stocks issued by companies in frontier market countries.

Principal Investment Strategies

The Fund seeks to invest under normal circumstances, at least 80% of its assets in stocks included in the MSCI Emerging Markets Index (“Index”), including depositary receipts representing securities of the Index, which may be in the form of American Depositary receipts (“ADRs”), Global Depositary receipts (“GDRs”) and European Depositary receipts (“EDRs”).

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in stocks included in the MSCI Frontier Markets 100 Index (the “Index”), including depositary receipts representing interests in securities included in the Index, or in other instruments with similar exposure to frontier and emerging markets. Depositary receipts may be in the form of American Depositary receipts (“ADRs”), Global Depositary receipts (“GDRs”) and/or European Depositary receipts (“EDRs”).

The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that comprise the Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis, but attempts to replicate the Index by investing all or substantially all of its assets in the

Acquiring Fund	Acquired Fund
Emerging Markets Fund	Frontier Markets Fund
When replicating the Index, portfolio turnover is typically limited to what the Index adds and deletes, contract owner contributions and withdrawals, fund of fund purchases and redemptions, and reinvestment income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share price.

stocks (and similar exposures) that make up the Index, in relatively the same proportions as those stocks are represented in the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

No corresponding investment strategy.
As of April 30, 2015, the Index considers “frontier markets countries” to include Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Lithuania, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Ukraine, and Vietnam.

The Fund will use to a significant degree derivative instruments, such as options, futures, and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts, swaps and hybrid instruments (typically structured notes), as a substitute for investing directly in equities, bonds and currencies in connection with its investment strategy. The Fund also may use such derivatives as part of a hedging strategy or for other purposes related to the management of the Fund. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. The Fund also may purchase or sell securities on a forward commitment (including “TBA” (to be announced) basis). These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

The Fund also may invest in derivatives securities to managed cash flows and equitize dividend accruals.

In addition, the Fund may also invest in exchange-traded funds (“ETFs”). ETFs may be used in the Fund to invest cash until such time as the Fund purchases local securities. ETFs may also be used to gain exposure to local markets that may be closed, or that are expensive or difficult to trade in local shares.

The Fund may also invest in derivative securities (typically, futures contracts) and exchange-traded funds (typically, frontier markets, emerging markets, and/or single country exchange-traded funds) for the purpose of managing cash flows, converting balance sheet accruals into equity positions, and otherwise gaining exposure to frontier and emerging markets.

The Fund may concentrate its investments in an industry or group of industries to the extent that the Index the Fund is designed to track is also so concentrated.
The Fund will vary from the investment approach set forth above when the market capitalization weightings of the Index otherwise would violate the Fund’s fundamental or operating policies. In such cases, the excess weight of any security that would

Acquiring Fund	Acquired Fund
Emerging Markets Fund	Frontier Markets Fund

cause the Fund to violate its policies will be allocated to the other securities and financial instruments held by the Fund. To the extent that the Fund’s allocations deviate from those of the Index, the Fund’s performance will vary from that of the Index and the Fund may not achieve its investment objective.

No corresponding investment strategy.	The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Comparison of Principal Risk Factors

An investment in a Fund is not guaranteed. As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund. The following table compares the principal risks of an investment in each Fund. For additional information about each principal risk and other applicable risks, see Appendix B.

	Acquiring Fund	Acquired Fund
Risks	Emerging Markets Fund	Frontier Markets Fund
Concentration risk	X	X
Counterparty risk	X	X
Currency risk	X	X
Depositary receipts risk		X
Derivatives risk	X	X
Emerging markets and less developed countries risk	X	X
Equity securities risk	X	X
Exchange-traded funds investing risk	X	X
Financial services risk		X
Foreign regulatory risk	X	X
Foreign securities risk	X	X

	Acquiring Fund	Acquired Fund
Risks	Emerging Markets Fund	Frontier Markets Fund
Index investing risk	X	X
Liquidity risk	X	X
Managed portfolio risk	X
Market risk	X	X
Non-diversification risk		X
Risks of investing in Russia	X
Settlement risk	X	X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. The following table compares the fundamental policies of the Emerging Markets Fund with those of the Frontier Markets Fund.

Acquiring Fund	Acquired Fund
Emerging Markets Fund	Frontier Markets Fund
(1) The Fund shall be a “diversified company,” as such term is defined under the Investment Company Act of 1940, as amended (“1940 Act”).	The Fund is “non-diversified.”
(2) The Fund may not invest more than 25% of the value of its respective assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).	Same.
(3) The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.	Same.
(4)    The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).
Same.
(5) The Fund may not lend any security or make any	Substantially similar. The Fund may not lend any

Acquiring Fund	Acquired Fund
Emerging Markets Fund	Frontier Markets Fund
other loan if, as a result more than 33 1/3% of the Fund’s total assets would be lent to other parties (this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).
security or make any other loan, except to the extent permitted by the 1940 Act the rules and regulations thereunder, and any applicable exemptive relief.
(6)    The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.
Same.
(7)    The Fund may not invest more than 15% of its net assets in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or commercial paper issued in reliance upon the exemption from registration contained in Section 4(a)(2) of the 1933 Act, which have been determined to be liquid in accord with guidelines established by the Fund’s Board of Trustees.
No corresponding fundamental restriction, although the Fund operates within regulatory guidelines that are substantially similar.
(8)    The Fund may not issue senior securities except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Fund’s total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated.

Substantially similar.

The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in the Fund’s performance from year to year and by showing how each Fund’s average annual returns compared with those of broad-based securities market indices which have performance characteristics similar to those of the Funds. The performance information shown for the Frontier Markets Fund reflects the Fund’s results for periods prior to September 28, 2015 when the Fund was managed by its previous sub-adviser, Templeton Asset Management, Ltd., utilizing an active investment strategy. Past performance is not an indication of future performance.

The returns shown in the bar chart and table do not include charges imposed under the Contracts. If these amounts were reflected, returns would be less than those shown.

Effective September 28, 2015, in conjunction with the change in the Frontier Markets Fund’s investment objective to track the performance of the MSCI Frontier Markets 100 Index, the Frontier Markets Fund replaced the MSCI Frontier Markets Index with the MSCI Frontier Markets 100 Index as its benchmark.

Frontier Markets Fund – Calendar Year Total Returns

[Insert Bar Chart]

Best Quarter (ended [     ]): [     ]%; Worst Quarter (ended [     ]): [     ]%

Emerging Markets Fund – Calendar Year Total Returns

Class A

[Insert Bar Chart]

Best Quarter (ended [     ]): [     ]%; Worst Quarter (ended [     ]): [     ]%

Frontier Markets Fund – Average Annual Total Returns as of December 31, 2015
	1 year	Life of Fund (September 10, 2012)
Frontier Markets Fund	[ ]%	[ ]%
MSCI Frontier Markets 100 Index (reflects no deduction for fees, expenses or taxes)*	[ ]%	[ ]%
MSCI Frontier Markets Index (Net) (reflects no deduction for fees, expenses or taxes)*	[ ]%	[ ]%
*Effective September 28, 2015, the MSCI Frontier Markets 100 Index is the Frontier Market Fund’s benchmark index. Prior to that date, the Frontier Market Fund’s benchmark index was the MSCI Frontier Markets Index.

Emerging Markets Fund – Average Annual Total Returns as of December 31, 2015
	1 year	Life of Fund (August 29, 2011)
Emerging Markets Fund – Class A	[ ]%	[ ]%
MSCI Emerging Markets Index (Net) (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%

Capitalization

The following table shows the capitalization of each Fund as of June 30, 2015 and of the Emerging Markets Fund on a pro forma combined basis as of June 30, 2015 after giving effect to the proposed Reorganization. The actual net assets of the Frontier Markets Fund and the Emerging Markets Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares. No assurance can be given as to how many Class A shares of the Emerging Markets Fund will be received by shareholders of Frontier Markets Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of the Emerging Markets Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Frontier Markets Fund	$19,310,615	$8.96	2,155,162
Emerging Markets Fund – Class A	$1,015,196,051	$9.97	101,856,462
Adjustments	$(325,590) (a)	—	(250,947) (b)
Pro forma Emerging Markets Fund – Class A (assuming the Reorganization is approved)	$1,034,181,076	$9.97	103,760,677
(a) The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction as well as the costs associated with obtaining a consent of independent registered public accounting firm will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization. Each Fund will bear its proportionate share of the Transaction Costs associated with the Reorganization. Such Transaction Costs are estimated to be $325,590.
(b) The adjustment to the pro forma shares outstanding number represents a decrease in shares outstanding of the Emerging Markets Fund to reflect the exchange of shares of the Frontier Markets Fund.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Frontier Markets Fund by the Emerging Markets Fund. If the Reorganization had taken place on June 30, 2015, the Emerging Markets Fund would have received 1,904,215 shares of the Frontier Markets Fund.

After careful consideration, the JVST Board of Trustees unanimously approved the Plan of Reorganization with respect to the Frontier Markets Fund. Accordingly, the JVST Board has submitted the Plan of Reorganization for approval by the Frontier Markets Fund’s shareholders. The JVST Board recommends that you vote “FOR” this Proposal.

*         *            *            *            *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. For additional information, you should consult the Plan of Reorganization, a copy of which is attached as Appendix A.

If shareholders of the Acquired Fund approve the Plan of Reorganization, then the assets of the Acquired Fund will be acquired by, and in exchange for, Class A shares, of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by JVST, and the Class A shares of the Acquiring Fund distributed to the shareholders of the Acquired Fund in the redemption of the Acquired Fund shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former shareholders of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Fund Class A shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on April 22, 2016, or on such later date as may be deemed necessary in the judgment of the Board and in accordance with the Plan of Reorganization (the “Closing Date”), subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization.  Each such share will be fully paid and non-assessable by JNLST when issued and will have no preemptive or conversion rights.

JNLST may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in JNLST.  Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share.  JNLST reserves the right to create and issue any number of Fund shares.  In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the Fund.  Upon liquidation of the Acquiring Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.  The Acquiring Fund is a series of JNLST.

JNLST currently offers two classes of shares, Class A and Class B, for the Acquiring Fund.  JNLST has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class A shares of the Acquiring Fund.  The maximum distribution and/or service (12b-1) fee for the Acquiring Fund’s Class A shares is equal to an annual rate of 0.20% of the average daily net assets attributable to those shares.  Because these distribution/service fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

At a meeting of the JVST Board held on December 2-3, 2015, JNAM recommended that the JVST Board consider and approve the proposed Reorganization.  In connection with the proposed Reorganization, the Board, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of JVST (“Independent Trustees”), considered written memoranda and other supporting materials provided by JNAM and discussed the potential benefits to the shareholders of the Acquired Fund under the proposed Reorganization. The JVST Board considered that the Reorganization is part of an overall rationalization of the funds offered by JVST and JNLST (together, the “Fund Complex”), and is designed to eliminate inefficiencies arising from offering overlapping funds with similar investment objectives and investment strategies that serve as investment options for the Contracts issued by the Insurance Companies and certain qualified and nonqualified plans. The JVST Board also considered that the Reorganization also seeks to increase assets under management in the Acquiring Fund and seeks to achieve additional economies of scale. The objective of the Reorganization is to seek to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of shareholders and Contract Owners. The JVST Board noted that approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In determining whether to recommend approval of the Reorganization, the JVST Board considered many factors, including:

•	Investment Objectives and Investment Strategies. The JVST Board noted that the Reorganization will permit the Contract Owners with beneficial interest in the Acquired Fund to continue to invest in a professionally managed fund with similar investment goals, noting that the Acquired Fund’s investment objective is track the performance of the MSCI Frontier Markets 100 Index, which measures the investment returns of stocks issued by companies in frontier market countries, and the Acquiring Fund’s investment objective is to track the performance of a benchmark index (the MSCI Emerging Markets Index) that measures the investment return of stocks issued by companies located in emerging market countries. The JVST Board considered that both Funds invest in equity securities that comprise an index. The JVST Board considered management’s statement that there are many similarities between the two Funds, such as comparable mandates, and a similar investment style. It also took into account some of the differences between the Funds’ distinct investment universes. The JVST Board also considered management’s assertion that the Acquired Fund has been unable to replicate its benchmark index due to fundamental policy constraints that are likely to result in higher than expected tracking error and potentially higher expenses for that Fund’s shareholders, and it considered how the Acquired Fund’s shareholders will benefit from the Reorganization. For a full description of the investment objectives and investment strategies of the Acquired Fund and Acquiring Fund, see “Comparison of Investment Objectives, Principal Policies and Strategies.”

•	Operating Expenses. The JVST Board noted that, if approved by the Acquired Fund’s shareholders, the Reorganization will result in a combined Fund with a total expense ratio that is lower than that of the Acquired Fund currently. The JVST Board took into account expense information for several periods, and considered that, as of the calendar year ended December 31, 2014, the shares of the Acquired Fund had a total expense ratio that was slightly higher than the total expense ratio of the Class A shares of the Acquiring Fund. The JVST Board also considered that the management fee paid by the Acquired Fund to JNAM was slightly higher than the management fee paid by the Acquiring Fund to JNAM.

•	Larger Asset Base. The JVST Board noted that the Reorganization may benefit Contract Owners and others with beneficial interests in the Acquired Fund by allowing them to invest in the Combined Fund that has a much larger asset base than that of the Acquired Fund currently. The JVST Board noted that as of September 30, 2015, the Acquired Fund had assets of $17 million as compared to assets of $862 million for the Acquiring Fund. The JVST Board considered that, according to management, the Acquired Fund does not have good prospects for growth, and thus increasing its size through a reorganization into the Acquiring Fund appears to be the best way to offer Contract Owners and other investors comparable investment alternatives with assets that may be operated more efficiently than the Acquired Fund. The JVST Board considered that reorganizing the Acquired Fund into the Acquiring Fund is the best way to offer Contract Owners and other investors the ability to benefit from economies of scale.

•	Performance. The JVST Board noted that the Acquiring Fund has outperformed both the Acquired Fund and its benchmark, the MSCI Frontier Markets 100 Index, over the 1-year period ended September 30, 2015 and has outperformed the Acquired Fund during one out of the past two calendar years. The JVST Board also took into account that both the Acquired Fund and the Acquiring Fund have a relatively short track record of performance, since the Frontier Markets Fund was launched in 2012 and the Emerging Markets Fund was launched in 2011. It noted that much of the performance data for the Acquired Fund reflects its performance under a different investment objective, strategy and sub-adviser, and therefore considered the Acquired Fund’s performance since September 28, 2015, when its current investment objective and strategy went into effect and its current sub-adviser took over management of the portfolio.

•	Investment Adviser and Other Service Providers. The JVST Board considered that the Funds currently have the same investment adviser and administrator, JNAM, and many of the same service providers. It considered that the Acquired Fund will have the same investment adviser, sub-adviser and other service providers after the Reorganization as it has currently. Specifically, it noted that the transfer agent for the Acquiring Fund, is the same as for the Acquired Fund and will remain the same after the Reorganization. It further noted that the distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC, is the same as for the Acquired Fund and will remain the same after the Reorganization. The JVST Board considered that the custodian for the Acquiring Fund, J.P. Morgan Chase Bank, N.A., is the same as the Acquired Fund and will remain the same after the Reorganization. The JVST Board noted that both the Acquired Fund and the Acquiring Fund are sub-advised by Mellon, and it considered that after the Reorganization, the Combined Fund will be sub-advised by Mellon. The JVST Board considered management’s high level of conviction in the Acquiring Fund, as well as management’s confidence in the Acquiring Fund’s sub-adviser. See “Comparison of Investment Adviser and Sub-Adviser.”

•	Federal Income Tax Consequences. The JVST Board took into account that Contract Owners are not expected to have adverse tax consequences as a result of the Reorganization. It considered that the Reorganization is expected to be a tax-free reorganization under Section 368(a)(1) of the Code for the Funds and is not expected to result in any material adverse federal income tax consequences to shareholders of the Acquired Fund.

•	Costs of Reorganization. The JVST Board considered that the costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction as well as the costs associated with obtaining a consent of independent registered public accounting firm will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the

Reorganization.  The JVST Board also considered that each Fund will bear its proportionate share of the Transaction Costs associated with the Reorganization and that such Transaction Costs are estimated to be $325,590.   Please see “Additional Information about the Reorganization” below for more information.

In summary, in determining whether to recommend approval of the Reorganization, the JVST Board considered factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of the Acquired Fund’s shareholders’, Contract Owners’, and plan participants’ interests; (2) the compatibility of the Funds’ investment objectives, investment strategies and investment restrictions, as well as shareholder services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to the Acquired Fund’s shareholders, Contract Owners, and plan participants of having a larger asset base in the Combined Fund; (5) the relative historical performance of the Funds and similarly managed strategies; (6) the management of the Funds; (7) the federal income tax consequences of the Reorganization; and (8) the costs of the Reorganization. No one factor was determinative and each Trustee may have attributed different weights to the various factors.  The JVST Board also considered alternative options available for the Acquired Fund.

For the reasons described above, the JVST Board, including the Independent Trustees, determined that the Reorganization would be in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s Contract Owners and other investors would not be diluted as a result of the Reorganization. At the JVST Board meeting held on December 2-3, 2015, the JVST Board voted unanimously to approve the Reorganization and recommended its approval by Contract Owners and others with beneficial interests in the Acquired Fund.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of a Fund’s risk factors, please see Appendix B “More Information on Strategies and Risk Factors.”

Federal Income Tax Consequences of the Reorganization

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization.  It is expected that the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1) of the Code, in which event no gain or loss will be recognized by the Acquired Fund or its shareholders.  As a condition to the closing of the Reorganization, the Funds will receive an opinion from tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code.

The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization.  The Acquired Fund will recognize gain or loss upon such dispositions; any such gains will be distributed to Acquired Fund shareholders or the Acquired Fund will otherwise be eligible to claim, and will claim, a dividends-paid deduction for such amounts.

Contract Owners with premiums or contributions allocated to the investment divisions of the Separate Accounts as well as others that are invested in Acquired Fund shares generally will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

Contract Owners and other investors are urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

Contingency Plan

If the Reorganization is not approved by shareholders, the Funds will continue to operate as they currently do and the JVST Board will consider what actions are appropriate and in the best interests of Contract Owners that have assets invested in the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Management of JNLST

This section provides information about JNLST, the Adviser, and the Sub-Adviser for the Acquiring Fund.

The Trust

JNLST is organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company.  Under Massachusetts law and JNLST’s Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws, the management of the business and affairs of JNLST is the responsibility of its Board of Trustees.  The Acquiring Fund is a series of JNLST.

The Adviser

Jackson National Asset Management, LLC (“JNAM”), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to JNLST and provides JNLST with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Prudential plc is also the ultimate parent of M&G Investment Management Limited, PPM America, Inc. and Eastspring Investments (Singapore) Limited.

JNAM acts as investment adviser to JNLST pursuant to an Investment Advisory and Management Agreement.  The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of JNLST, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days’ notice by JNAM, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon its assignment. The Investment Advisory and Management Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, JNLST pays JNAM a fee in respect of each Fund as described in that Fund’s Prospectus.

JNAM and JNLST, together with other investment companies of which JNAM is investment adviser, have been granted an exemption from the SEC that allows JNAM to hire, replace or terminate unaffiliated sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders.  The order also allows JNAM to materially amend a sub-advisory agreement with unaffiliated sub-advisers with the approval of the Board of Trustees, but without shareholder approval.  However, any amendment to an advisory agreement between the Adviser and JNLST that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval.  Under the terms of the exemption, if a new sub-adviser is hired by JNAM, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change.  The order allows the Funds to operate more efficiently and with greater flexibility.  JNAM provides oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.

Management Fees

As compensation for its services, JNAM receives a fee from JNLST computed separately for the Acquiring Fund, accrued daily and payable monthly.  The fee JNAM receives from the Acquiring Fund is set forth below as an annual percentage of the net assets of the Acquiring Fund.

Acquiring Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets)	Aggregate Fee Paid to Adviser in Fiscal Year Ended December 31, 2014 (Annual Rate Based on Average Net Assets)
Emerging Markets Fund	$0 to $500 million Over $500 million	0.40% 0.35%[1]	0.38%
1 JNAM has agreed to voluntarily waive 0.05% of the management fee of the Acquiring Fund for total net assets over $750 million.

JNAM selects, contracts with, and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of JNLST. JNAM monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Board of Trustees of JNLST.  Under the terms of each of the Sub-Advisory Agreements, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Board of Trustees of JNLST.  The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in its Prospectus.  Each sub-adviser, implements such programs by purchases and sales of securities.  Each sub-adviser regularly reports to JNAM and the Board of Trustees of JNLST with respect to the implementation of such programs.  As compensation for its services, each sub-adviser receives a fee from JNAM computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund.

As compensation for its services for the Acquiring Fund, the Sub-Adviser, Mellon, receives a sub-advisory fee that is payable by JNAM.  The sub-advisory fee schedule is set forth below:

Acquiring Fund	Assets	Sub-Advisory Fee (Annual Rate Based on Average Net Assets)
Emerging Markets Fund	$0 to $50 million $50 to $100 million $100 to $750 million Over $750 million	0.09% 0.06% 0.03% 0.015%

A discussion of the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements is available in JNLST’s Annual Report to shareholders for the year ended December 31, 2014 and will be available in JNLST’s Annual Report to shareholders for the year ended December 31, 2015.

In addition to the investment advisory fee, the Acquiring Fund currently pays to JNAM (“Administrator”) an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.

Acquiring Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
Emerging Markets Fund	$0 to $3 billion Assets over $3 billion	0.15% 0.13%

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds.  In addition, the Administrator, at its own expense, arranges and pays for routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses, including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, Independent Trustees liability insurance, the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees.

The Sub-Adviser

The Acquiring Fund’s investments are selected by Mellon, the Fund’s sub-adviser.  The following table describes the Acquiring Fund’s sub-adviser, portfolio managers, and the portfolio managers’ business experience.  Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquiring Fund is available in JNLST’s Statement of Additional Information dated April 27, 2015, as supplemented.

Acquiring Fund	Sub-Adviser & Portfolio Managers	Business Experience
Emerging Markets Fund	Mellon Capital Management Company 50 Fremont Street Suite 3900 San Francisco, California 94105 Portfolio Managers Karen Q. Wong, CFA Richard A. Brown, CFA Thomas Durante, CFA
Karen Q. Wong, CFA is a Managing Director, Head of Equity Portfolio Management at Mellon Capital.  Ms. Wong has been a manager of the Fund since its inception.  Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager.  In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president, in 2006 to a director and in 2007 to managing director.  Ms. Wong is the head of equity portfolio management responsible for overseeing all passive equity funds, including exchange traded funds.  Ms. Wong holds a M.B.A from San Francisco State University and has 16 years of investment experience.  Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002.  Mr. Brown holds an M.B.A. from California State University at Hayward.  Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to vice president in 1998, and to his current position in 2002.  Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds.  Mr. Brown has 19 years of investment experience.  Mr. Brown is a member of CFA Institute and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Thomas Durante, CFA, Managing Director, Equity Portfolio Management has been at Mellon Capital since 2000.  Mr.

Acquiring Fund	Sub-Adviser & Portfolio Managers	Business Experience
Durante holds a B.A. degree from Fairfield University in Accounting. Mr. Durante has 32 years of investment experience, and 14 years at Mellon Capital. Mr. Durante heads a team of portfolio managers covering domestic and international index portfolios. He is responsible for the refinement and implementation of the equity portfolio manager process. Prior to joining Mellon Equity Associates, LLP, he worked in the fund accounting department for Dreyfus. Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh. Mr. Durante has been a manager of the Fund since its inception.

Additional Information

Classes of Shares

JNLST has adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act.  Under the multi-class plan, the Acquiring Fund has two classes of shares, Class A and Class B.  The Class A shares and Class B shares of the Acquiring Fund represent interests in the same portfolio of securities, and will be substantially the same except for “class expenses.”  The expenses of the Acquiring Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class.  “Class expenses” will include any distribution or administrative or service expense allocable to the appropriate Class and any other expense that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or Contract owners funded by shares of such Class) materials such as Prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

Distribution Arrangements

Jackson National Life Distributors LLC (the “Distributor”), 7601 Technology Way, Denver, Colorado 80237, is the principal underwriter to JNLST.  JNLST has adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan (“Plan”).  The Board of Trustees of JNLST, including all of the Independent Trustees, must approve, at least annually, the continuation of the Plan.  Under the Plan, certain funds of JNLST will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests.  The Distributor, as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

The Distributor also has certain relationships with all of the sub-advisers of JNLST and their affiliates.  The Distributor receives payments from certain of these sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of a sub-adviser’s participation.  A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of these sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  In addition, the Distributor acts as distributor of the Contracts issued by the Insurance Companies.

Payments to Broker-Dealers and Financial Intermediaries

Only Separate Accounts, registered investment companies, and qualified and certain non-qualified plans of the Insurance Companies may purchase shares of the Acquiring Fund.  If an investor invests in the Fund under a Contract or a plan that offers a Contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web-site for more information.

Investment in JNLST Shares

Shares of JNLST are currently sold to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts; to qualified and certain unqualified retirement plans; and to other regulated investment companies that in turn are sold to Separate Accounts.  The Separate Accounts, through their various sub-accounts, invest in designated Funds and purchase and redeem the shares of the Funds at their net asset value (“NAV”). There is no sales charge.

Shares of the Acquiring Fund are not available to the general public directly.  The Acquiring Fund is managed by a sub-adviser who also may manage publicly available mutual funds having similar names and investment objectives.  While the Acquiring Fund may be similar to, and may in fact be modeled after, publicly available mutual funds, purchasers should understand that the Acquiring Fund is not otherwise directly related to any publicly available mutual fund.  Consequently, the investment performance of any such publicly available mutual funds and the Acquiring Fund may differ substantially.

The NAV per share of the Acquiring Fund is determined by JNAM at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day that the New York Stock Exchange is open.  Calculations of the NAV per share of the Acquiring Fund may be suspended by JNLST’s Board of Trustees in accordance with Rule 22c-1 under the 1940 Act.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Purchase orders must be received by the Insurance Company, as the agent of the Funds, by the close of the regular trading session of the New York Stock Exchange on any given day in order to obtain that day’s NAV per share.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The JNLST’s Board of Trustees has adopted procedures pursuant to which JNAM may determine, subject to Board verification, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, in general the “fair value” of a security shall be the amount, determined by JNAM in good faith that the owner of such security might reasonably expect to receive upon its current sale.

The JNLST’s Board of Trustees has established a pricing committee to review fair value determinations.  The pricing committee will also review restricted and illiquid security values, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) and determine/review fair values pursuant to the “Pricing Policies and Procedures” adopted by the Board of Trustees of JNLST.

The Acquiring Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Acquiring Fund does not price its shares.  As a result, the Acquiring Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Acquiring Fund’s shares.

Because the calculation of the Acquiring Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Acquiring Fund’s NAV (“time-zone arbitrage”).  Accordingly, JNLST’s procedures for pricing of portfolio securities also authorize JNAM, subject to verification by the JNLST Trustees, to determine the “fair value” of such foreign securities for purposes of calculating the Acquiring Fund’s NAV.  When fair valuing such foreign securities, JNAM will adjust the closing prices of all foreign securities held in the Acquiring Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining the Acquiring

Fund’s NAV.  When fair-value pricing is employed, the foreign securities prices used to calculate the Acquiring Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for time zone arbitrage in the Acquiring Fund that invests all or substantial portions of its assets in foreign securities, thereby seeking to make the Fund significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in JNLST are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  JNLST does not issue share certificates.

“Market Timing” Policy

The interests of the Acquiring Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other Contract Owners invested in the Separate Accounts.  Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Acquiring Fund shares held by long-term shareholders and have other adverse effects on the Acquiring Fund.  This type of excessive short-term trading activity is referred to herein as “market timing.”  The Acquiring Fund is not intended as a vehicle for market timing.  The JNLST’s Board of Trustees has adopted the policies and procedures set forth below with respect to frequent trading of Acquiring Fund shares.

The Acquiring Fund, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, “service providers”) with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Acquiring Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in the Acquiring Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and the Acquiring Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. The Insurance Companies have entered into agreements with JNLST to provide upon request certain information on the trading activities of Contract Owners in an effort to help curtail market timing.

In addition to identifying any potentially disruptive trading activity, the Acquiring Fund’s Board of Trustees has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for the Acquiring Fund.  JNLST’s “fair value” pricing policy applies to all Funds where a significant event has occurred.  The Acquiring Fund’s “fair value” pricing policy is described under “Investment in JNLST Shares” above.

The practices and policies described above are intended to deter and curtail market timing in the Acquiring Fund.  However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Acquiring Fund in the future, will be totally effective in this regard.

Share Redemption

Investors redeem shares to make benefit or withdrawal payments under the terms of the Contracts or other arrangements.  Redemptions typically are processed on any day on which JNLST and the New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Insurance Company.  Redemption requests must be received by the Insurance Company, as the agent of the Funds, by the close of the regular trading session of the New York Stock Exchange on any given business day in order to obtain that day’s NAV per share.

JNLST may suspend the right of redemption only under the following unusual circumstances:

•	When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;
•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Dividends and Other Distributions

The Funds generally distribute most or all of their net investment income and their net realized gains, if any, no less frequently than annually.  Dividends and other distributions by a Fund are automatically reinvested at net asset value in shares of the distributing class of that Fund.

Tax Status

The Acquiring Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code.  The Acquiring Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, does not expect to be required to pay any federal income or excise taxes.  The interests in the Acquiring Fund are owned by one or more Separate Accounts that hold such interests pursuant to Contracts and by various funds of JVST and JNLST, which are regulated investment companies under Subchapter M of the Code, by qualified and certain non-qualified pension plans and by Jackson National.

The Acquiring Fund is treated as a corporation separate from JNLST for purposes of the Code.  Therefore, the assets, income, and distributions of the Acquiring Fund are considered separately for purposes of determining whether or not the Acquiring Fund qualifies for treatment as a regulated investment company.

Because the shareholders of the Acquiring Fund are Separate Accounts of variable insurance contracts, qualified and unqualified retirement plans and certain other registered investment companies, there are no tax consequences to those shareholders from buying, holding, exchanging and selling shares of the Acquiring Fund.  Distributions from the Acquiring Fund are not taxable to those shareholders.  However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Acquiring Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax-advantaged status of the Contracts issued by Separate Accounts.  The Investment Advisory and Management Agreement and Sub-Advisory Agreement require the Acquiring Fund to be operated in compliance with these diversification requirements.  The Sub-Adviser may depart from the investment strategy of the Acquiring Fund only to the extent necessary to meet these diversification requirements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Acquired Fund and the Acquiring Fund for the period of the Acquired Fund’s and the Acquiring Fund’s operations.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Acquired Fund or the Acquiring Fund (assuming reinvestment of all dividends and distributions). The following table provides selected per share data for one share of the Acquired Fund and the Acquiring Fund.  The information does not reflect any charges imposed under a Contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate Contract prospectus regarding such charges.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information as of June 30, 2015 has not been audited.  Each Fund’s financial statements are included in the Funds’ Annual and Semi-Annual Reports, which are available upon request.

Jackson Variable Series Trust Sub-Advised Funds
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gain (Loss)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital Frontier Markets 100 Index Fund

06/30/2015*	$9.40	$0.11	$(0.55)	$(0.44)	$—	$—	$8.96	(4.68)%	$19,311	9%	1.89%	1.89%	2.49%
12/31/2014	12.36	0.30	(2.11)	(1.81)	(0.40)	(0.75)	9.40	(14.98)	71,571	20	1.87	1.87	2.47
12/31/2013	10.44	0.24	1.68	1.92	—	—	12.36	18.39 (e)	166,588	15	1.87	1.87	2.15
12/31/2012†	10.00	(0.02)	0.46	0.44	—	—	10.44	4.40	130,243	0	1.91	1.91	(0.57)

*	The information provided as of June 30, 2015 has not been audited.
†	Commenced operations on September 10, 2012.
(a)	Annualized for periods less than one year.
(b)	Per share data calculated using average shares method.
(c)
Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)	Portfolio turnover is not annualized for periods of less than one year.
(e)	Total return for the JNL/Mellon Capital Frontier Markets 100 Index Fund includes a reimbursement from the sub-adviser due to certain investment losses. The return without the reimbursement was 18.30%.

JNL Series Trust Sub-Advised Funds
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from					Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital Emerging Markets Index Fund
Class A
06/30/2015*	$9.68	$0.10	$0.19	$0.29	$—		$—	$9.97	3.00%	$1,015,196	2%	0.74%	0.75%	1.92%
12/31/2014	10.16	0.19	(0.56)	(0.37)	(0.11)		—	9.68	(3.69)	805,897	24	0.76	0.76	1.86
12/31/2013	10.67	0.16	(0.60)	(0.44)	(0.07)		—	10.16	(4.16)	720,551	69	0.79	0.79	1.58
12/31/2012	9.08	0.17	1.42	1.59	(0.00	)(e)	—	10.67	17.56	402,390	102	0.79	0.79	1.75
12/31/2011**	10.00	0.03	(0.95)	(0.92)	—		—	9.08	(9.20)	98,562	38	0.84	0.84	1.01
Class B
06/30/2015*	9.72	0.10	0.20	0.30	—		—	10.02	3.09	74	2	0.54	0.55	1.91
12/31/2014	10.20	0.20	(0.56)	(0.36)	(0.12)		—	9.72	(3.54)	84	24	0.56	0.56	1.98
12/31/2013	10.69	0.17	(0.59)	(0.42)	(0.07)		—	10.20	(3.89)	151	69	0.59	0.59	1.69
12/31/2012	9.08	0.19	1.43	1.62	(0.01)		—	10.69	17.80	142	102	0.59	0.59	1.95
12/31/2011**	10.00	0.04	(0.96)	(0.92)	—		—	9.08	(9.20)	91	38	0.64	0.64	1.15

*	The information proivded as of June 30, 2015 has not been audited.
**	Commencement of operations was as follows: JNL/Mellon Capital Emerging Markets Index Fund - August 29, 2011.
(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)	Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d)	Portfolio turnover is not annualized for periods of less than one year.
(e)	Amount represents less than $0.005.

VOTING INFORMATION
The following information applies to the Reorganization of the Acquired Fund and Acquiring Fund for which you are entitled to vote.
The Meeting
The Meeting will be held at 10:30 a.m. Eastern Time, on March 21, 2016, at 1 Corporate Way, Lansing, Michigan 48951, together with any adjournment thereof.  The Meeting is being held to consider and vote on the Plan of Reorganization, which provides for the reorganization of the Frontier Markets Fund into the Emerging Markets Fund, and any other business that may properly come before the Meeting.  Only shareholders of the Acquired Fund are entitled to vote on this matter.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.
The Board fixed the close of business on January 22, 2016, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.
Quorum and Voting
The By-laws of JVST, dated September 7, 2011, as amended April 27, 2015, provide that except as otherwise provided by law, JVST’s Agreement and Declaration of Trust or the By-laws, the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the JVST Board in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business.  A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

The Agreement and Declaration of Trust for JVST, dated September 7, 2011, as amended April 27, 2015 (the “JVST Declaration of Trust”), is only applicable to the Frontier Markets Fund.  The JVST Declaration of Trust provides that JVST or any series may merge or consolidate into any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the JVST property or JVST property allocated or belonging to such series, including its good will, upon such terms and conditions and for such consideration: (a) when and as authorized at any meeting of shareholders called for the purpose by the affirmative vote of the holders of two-thirds of the shares of JVST or such series outstanding and entitled to vote and present in person or by proxy at a meeting of shareholders, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of JVST or such series; provided, however, that, if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the outstanding shares of JVST or such series entitled to vote shall be sufficient authorization; or (b) if deemed appropriate by a majority of the Trustees, including a majority of the Independent Trustees, without action or approval of the shareholders, to the extent consistent with applicable laws and regulations; and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.
Required Vote
The JVST Declaration of Trust confers on shareholders a right to vote on consolidation or termination of a series of that Trust under certain circumstances. In the event of a shareholder vote, SEC rules under the 1940 Act require approval by a majority of the outstanding voting securities of the Acquired Fund. Thus a majority of the outstanding voting securities of the Acquired Fund is required to approve its Reorganization.
Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve the Proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the Proposal.
Contract Owner Voting Instructions
Both JVST and JNLST are organized as Massachusetts business trusts.  Shares of JVST and JNLST currently are sold only to Separate Accounts of the Insurance Companies to fund the benefits of variable insurance contracts, to qualified and certain non-qualified employee benefit plans of Jackson National or directly to the Insurance Companies.  In addition, shares of JVST and JNLST are sold to certain funds of both Trusts organized as funds- of-funds.  Although the Insurance Companies legally own all of the shares of the Fund held in their respective Separate Accounts that relate to the Contracts, a portion of the value of each Contract is invested by the Insurance Companies, as provided in the Contract, in shares of one or more funds.
Contract Owners have the right under the interpretations of the 1940 Act to instruct the relevant Insurance Company how to vote the shares attributable to their Contract.  Contract Owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session.  The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Acquired Fund.  Shares for which the Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares for which the Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company.  The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners.  As a result, a small number of Contract Owners may determine the outcome of the vote.
Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Contract as of the Record Date.  The Insurance Companies have fixed the close of business on March 17, 2016 as the last day on which voting instructions will be accepted, other than those provided in person at the Meeting.
Proxy and Voting Instruction Solicitations
The Board of JVST is soliciting proxies from shareholders of the Acquired Fund.  The Insurance Companies are the shareholders of record and are soliciting voting instructions from their Contract Owners as to how to vote at the Meeting.  In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of JVST, JNLST, JNAM or officers or employees of the Insurance Companies.
JNAM, as JVST’s administrator, has retained the services of Computershare Fund Services (“Computershare”), 280 Oser Avenue, New York, New York 11788, to assist in the tabulation of voting instructions.  The anticipated cost of the services to be provided by Computershare in connection with this proxy solicitation is approximately $[        ].
The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM.  JVST does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.
Adjournments
Any authorized voting instructions will be valid for any adjournment of the Meeting.  If the management of JVST receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.  Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment.  The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.
Revocation of Voting Instructions
Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation.  Only the Contract Owner executing the voting instructions can revoke them.  The Insurance Companies will vote the shares of the Acquired Fund in accordance with all properly executed and un-revoked voting instructions.
Outstanding Shares and Principal Shareholders
The Insurance Companies will vote on the Reorganization as instructed by their Contract Owners.  As of January 22, 2016, the Trustees and officers of JVST, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.  [Note: to be confirmed after 1/22/2016]
Because the shares of the Funds are sold only to the Insurance Companies, certain funds of JVST and JNLST organized as funds-of-funds, and certain qualified and nonqualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in JVST and JNLST as funding vehicles for the Contracts and certain retirement plans, are the owner of record of substantially all of the shares of JVST and JNLST.  In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.  The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date that are entitled to vote at the Meeting.
Fund	Total Number of Outstanding Shares
Frontier Markets Fund	[ ]

As of the Record Date, January 22, 2016, the following persons owned 5% or more of the shares of the Acquired Fund either beneficially or of record:
Contract Owner’s Name/Address	Percent Ownership of Shares of the Fund	Percent Ownership of Shares of the Combined Fund (assuming the Reorganization occurs)
JNL/Mellon Capital Frontier Markets 100 Index Fund

*            *            *            *            *

APPENDIX A
PLAN OF REORGANIZATION

JACKSON VARIABLE SERIES TRUST
JNL/MELLON CAPITAL FRONTIER MARKETS 100 INDEX FUND

JNL SERIES TRUST
JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND

This Plan of Reorganization has been entered into on April 22, 2016, by JACKSON VARIABLE SERIES TRUST (“JVST”), a Massachusetts business trust, on behalf of its JNL/MELLON CAPITAL FRONTIER MARKETS 100 INDEX FUND (the “Frontier Markets Fund,” or the “Acquired Fund”), and JNL SERIES TRUST (“JNLST”), a Massachusetts business trust, on behalf of its JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND (the “Emerging Markets Fund,” or the “Acquiring Fund”).
WHEREAS, JVST and JNLST are both registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), each as an open-end management investment company, and each has established several separate series of shares (“funds”), with each fund having its own assets and investment policies;
WHEREAS the JVST’s Board of Trustees, including a majority of the Trustees who are not interested persons of JVST, has determined that the transaction described herein is fair and reasonable, that participation in the transaction described herein is in the best interests of the Acquired Fund, and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the transactions described herein;
WHEREAS the JNLST’s Board of Trustees, including a majority of the Trustees who are not interested persons of JNLST, has determined that the transaction described herein is fair and reasonable, that participation in the transaction described herein is in the best interests of the Acquiring Fund, and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions described herein;
WHEREAS Article II, Section 1 of JVST’s Declaration of Trust, dated September 7, 2011, as amended April 27, 2015 (the “JVST Declaration of Trust”), authorizes the Board of Trustees to conduct the business of JVST and carry on its operations; and
WHEREAS Article IV, Section 3 of JNLST’s Declaration of Trust, dated June 1, 1994 (the “JNLST Declaration of Trust”), authorizes the Board of Trustees to conduct the business of JNLST and carry on its operations; and
WHEREAS the JVST’s Board of Trustees, including a majority of the Trustees who are not interested persons of JVST, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund, subject to the approval of the shareholders of the Acquired Fund;
WHEREAS this Plan of Reorganization is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”);
NOW, THEREFORE, all the assets, liabilities and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below; provided, however, that such transaction shall not occur unless and until this Plan of Reorganization shall have first been approved by a majority of the outstanding voting securities of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act; and provided further that the Board of Trustees may terminate this Plan of Reorganization at or prior to the Closing Date:
1.
The Closing Date shall be April 22, 2016, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of either the JVST or JNLST Board of Trustees, accurate appraisal of the value of either the Acquired Fund’s or the Acquiring Fund’s net assets and/or the net asset value per Class A share of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.
On or before the Closing Date, and before effecting the reorganization transaction described herein, JNLST shall have received a satisfactory written opinion of legal counsel as to such transaction that the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by JNLST on behalf of the Acquiring Fund.

3.
In exchange for all of its shares of the Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund.  Each shareholder of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

4.
For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant prospectus of JVST or JNLST.

5.
Upon completion of the foregoing transactions, the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of JVST’s shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the JVST’s Board of Trustees.  The JVST’s Board of Trustees and management of JVST shall take whatever actions may be necessary under Massachusetts law and the 1940 Act to effect the termination of the Acquired Fund.

6.
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the costs and expenses related to obtaining a consent of independent registered public accounting firm will be borne by Jackson National Asset Management, LLC, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization.  The legal expenses associated with the Reorganization, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986 (the “Code”) of the tax treatment of this transaction, will also be borne by Jackson National Asset Management, LLC.

7.
The obligations of the Acquired Fund and the Acquiring Fund to complete the transactions described herein shall be subject to receipt by the Acquired Fund and the Acquiring Fund of an opinion of tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code.  The delivery of such opinion is conditioned upon receipt by tax counsel of representations it shall request from the Acquired Fund and the Acquiring Fund.

A copy of each of the JVST Declaration of Trust and the JNLST Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of JNLST individually, but only binding on the assets and properties of JNLST.
IN WITNESS WHEREOF, JVST, on behalf of the Frontier Markets Fund and JNLST, on behalf of the Emerging Markets Fund have caused this Plan of Reorganization to be executed and attested in the City of Chicago, State of Illinois, on the date first written above.

JNL SERIES TRUST

By:
Mark D. Nerud, Trustee, President and CEO

Attest:
Susan S. Rhee, Vice President

JACKSON VARIABLE SERIES TRUST

By:
Mark D. Nerud, Trustee, President and CEO

Attest:
Susan S. Rhee, Vice President

APPENDIX B
More Information on Strategies and Risk Factors
JNL/Mellon Capital Emerging Markets Index Fund
Class A and B

Investment Objective.  The investment objective of the JNL/Mellon Capital Emerging Markets Index Fund is to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.

Principal Investment Strategies.  The Fund seeks to invest under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in stocks included in the MSCI Emerging Markets Index (“Index”), including depositary receipts representing securities of the Index; which may be in the form of American Depositary receipts (“ADRs”), Global Depositary receipts (“GDRs”) and European Depositary receipts (“EDRs”).

The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the Index through statistical procedures.  The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.  The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that comprise the Index.  Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Fund will generally give the same weight to a given stock as the Index does.  However, when the Sub-Adviser believes it is in the best interest of the Fund, such as to avoid purchasing odd-lots (i.e., purchasing less than the usual number of shares traded for a security), for tax considerations, or to address liquidity considerations with respect to a stock, the Sub-Adviser may cause the Fund’s weighting of a stock to be more or less than the Index’s weighting of the stock.  The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index.  The Fund does not hedge its exposure to foreign currencies.  However, the Fund may use forward contracts to lock-in exchange rates for portfolio securities that are purchased or sold, but awaiting settlement.  These transactions establish a rate of exchange that can be expected to be received upon settlement of the securities.

When replicating the Index, portfolio turnover is typically limited to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment income.  The replicated portfolio does not require rebalancing as a result of market movement.  It is rebalanced automatically with the change in share price.

In the event that all the stocks comprising the Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the Index in proportion to the weighting in the Index.  To the extent that the Fund seeks to replicate the Index using such sampling techniques, a close correlation between the Fund’s performance and the performance of the Index may be anticipated in both rising and falling markets.  The Fund’s ability to achieve significant correlation between Fund and Index performance may be affected by changes in securities markets and changes in the composition of the Index.

The Fund will use to a significant degree derivative instruments, such as options, futures, and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), forward contracts, swaps and hybrid instruments (typically structured notes), as a substitute for investing directly in equities, bonds and currencies in connection with its investment strategy.  The Fund also may use such derivatives as part of a hedging strategy or for other purposes related to the management of the Fund.  Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  The Fund also may purchase or sell securities on a forward commitment (including “TBA” (to be announced) basis).  These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.  In addition, the Fund may also invest in exchange-traded funds (“ETFs”). ETFs may be used in the Fund to invest cash until such time as the Fund purchases local securities. ETFs may also be used to gain exposure to local markets that may be closed, or that are expensive or difficult to trade in local shares.

The Fund may concentrate its investments in an industry or group of industries to the extent that the Index the Fund is designed to track is also so concentrated.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As an indexed portfolio, the Fund may not achieve its investment objective for a variety of reasons, the inability to purchase certain securities in the index, including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or country specific factors that would prevent the Fund from achieving its investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Concentration risk
•	Counterparty risk
•	Currency risk
•	Derivatives risk
•	Emerging markets and less developed countries risk
•	Equity securities risk
•	Exchange traded funds investing risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Index investing risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Risks of investments in Russia
•	Settlement risk

Please see the “Glossary of Risks” section below for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  The Fund’s Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the Fund’s SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Temporary defensive positions and large cash positions risk

JNL/Mellon Capital Frontier Markets 100 Index Fund

Investment Objective.  The investment objective of the JNL/Mellon Capital Frontier Markets 100 Index Fund (the “Fund”) is to track the performance of the MSCI Frontier Markets 100 Index, which measures the investment returns of stocks issued by companies in frontier market countries.

Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in stocks included in the MSCI Frontier Markets 100 Index (the “Index”), including depositary receipts representing interests in securities included in the Index or in other instruments with similar exposure to frontier and emerging markets.  Depositary receipts may be in the form of American Depositary receipts (“ADRs”), Global Depositary receipts (“GDRs”) or European Depositary receipts (“EDRs”).

The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis, but attempts to replicate the Index by investing all or substantially all of its assets in the stocks (and similar exposures) that make up the Index, in relatively the same proportions as those stocks are represented in the Index.  Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

As of June 30, 2015, the market capitalization range of the Index is $158 million to $6,543 million.

When attempting to replicate a capitalization-weighted index such as the Index, portfolio turnover is typically limited to what the index adds and deletes over time, contract owner contributions and withdrawals, and reinvestment income.  The replicated portfolio does not require additional rebalancing as a result of market movement; rather, it is rebalanced automatically with the change in share price.

As of April 30, 2015, the Index considers “frontier markets countries” to include Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Lithuania, Mauritius, Morocco, Nigeria, Oman, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Ukraine, and Vietnam.

The Fund may also invest in derivative securities (typically, futures contracts) and exchange-traded funds (typically, frontier markets, emerging markets, and/or single country exchange-traded funds) for the purpose of managing cash flows and converting balance sheet accruals into equity positions, and otherwise gaining exposure to frontier and emerging markets.

The Fund will vary from the investment approach set forth above when the market capitalization weightings of the Index otherwise would violate the Fund’s fundamental or operating policies.  In such cases, the excess weight of any security that would cause the Fund to violate its policies will be allocated to the other securities and financial instruments held by the Fund. To the extent that the Fund’s allocations deviate from those of the Index, the Fund’s performance will vary from that of the Index and the Fund may not achieve its investment objective.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective.  A variety of specific factors may influence its investment performance, such as the following:

•	Concentration risk
•	Counterparty risk
•	Currency risk

•	Depositary receipts risk
•	Derivatives risk
•	Emerging markets and less developed countries risk
•	Equity securities risk
•	Exchange-traded funds investing risk
•	Financial services risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Index investing risk
•	Liquidity risk
•	Market risk
•	Non-diversification risk
•	Settlement risk

Please see the “Glossary of Risks” section below for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  The Fund’s Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the Fund’s SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Temporary defensive positions and large cash positions risk

Glossary of Risks

Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industry
Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their common stock may react similarly and move in unison to these and other market conditions.  As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund’s holdings, than a mixture of stocks of companies from a wide variety of industries.

Geographic
To the extent that the Fund has a significant level of investment in issuers in particular countries, the Fund’s performance is expected to be closely tied to social, political and economic conditions within countries in those regions and to be more volatile than the performance of more geographically diversified funds.   The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time.  In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Security
The Fund’s portfolio may invest in a limited number of securities.  As compared to other Funds, this could subject the Fund to additional risk if one of the portfolio securities declines in price, or if certain sectors of the market experience a downturn.  It may take additional time to sell all or part of a Fund’s investment in a particular security, and consequently, concentrating portfolio investments may also limit the ability of the Fund to take advantage of other investment opportunities.

Counterparty risk – A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is heightened during unusually adverse market conditions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because there is more time for events to occur that may prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Currency risk – Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.  The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions.

Depositary receipts risk – Investments in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) are subject to certain risks.  ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  EDRs and GDRs typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation.  Where the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in a country that does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may be issued in sponsored or un-sponsored programs.  In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program.  To the extent the Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis, as the issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material.

Depositary receipts involve many of the same risks as direct investments in foreign securities, these risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and, speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depositary receipts that are traded over the counter may also subject a Fund to liquidity risk.

Derivatives risk – Certain Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and management risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.  The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment.  The Fund’s investment manager must correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.  The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.  If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful.  To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments.  The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.  The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.  Certain derivative transactions may have a leveraging effect on the Fund.  For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments.  As a result a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain.  The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument.  The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements.  The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).  While certain of the rules are effective, other rules are not yet final and/or effective, so its ultimate impact remains unclear.  The Dodd-Frank Act substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.”  It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.  Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions).  All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose.  The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well.  Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  There may be government policies that restrict investment by foreigners, greater government influence over the private sector, and a higher risk of a government taking private property.  Moreover, economies of emerging market countries may be dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  Underdeveloped securities exchanges and low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures which could result in ownership registration being completely lost.  Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, including confiscatory taxes on investment proceeds and other restrictions on the ability of foreign investors to withdraw their money at will, or from problems in security registration or settlement and custody.  Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.  Investments in emerging market securities tend to be more volatile than investments in developed countries.

Less developed countries, or frontier market countries, are emerging market countries that are considered to be among the smallest, least mature and least liquid.  Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.   They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Exchange-traded funds investing risk – Most exchange-traded funds (“ETFs”) are investment companies whose shares are purchased and sold on a securities exchange.  Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index.  Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions.  A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.  An investment in an ETF generally presents the following risks:  (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value (“NAV”); (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index.  As with traditional mutual funds, ETFs charge asset-based fees.  The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest.

Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Funds’ expenses and may limit the Funds’ performance.

Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions. This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. There may be less publicly available information and more volatile or less liquid markets. Investments in foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.  Investments in emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.  In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Index investing risk – The indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Market fluctuations can cause the performance of an index to be significantly influenced by a handful of companies.  Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, performance may sometimes be lower than funds that actively invest in stocks that comprise the index.  As a result of index sampling the securities selected will not provide investment performance matching that of the Index.  The correlation between the Fund and index performance may be affected by:  the Fund’s/Underlying Fund’s expenses, which do not apply to the index; changes in securities markets; changes in the composition of the index; the size of the portfolio; the timing of purchases and redemptions of the Fund’s/Underlying Fund’s shares; and the costs and investment effects of reallocating a portion of the portfolio to comply with the diversification requirements under the Code.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  “Illiquid security” typically is defined as a security that cannot be sold or disposed of within seven (7) days, at price or value at which it is carried by the Fund.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  Small capitalization companies and companies domiciled in emerging markets pose greater liquidity and volatility risks of price fluctuations.  Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.  Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Boards of Trustees, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund.  There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.

Securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions.  Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities.  In addition, the markets may not favor a particular kind of security, such as dividend-paying securities, and may not favor equities or bonds at all.

Non-diversification risk – The Fund is “non-diversified.” As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the “1940 Act”), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were “diversified.”  With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation total return and share price of a non-diversified portfolio.

Risks of investments in Russia – A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Such registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity, thereby increasing the risk that the Fund could lose ownership of its securities through fraud, negligence, or even mere oversight. With the implementation of the National Settlement Depository (“NSD”) in Russia as a recognized central securities depository, title to Russian equities is now based on the records of the NSD and not the registrars. Although the implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities, issues resulting in loss still might occur. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and/or issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact the Fund’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact the Fund. Any or all of these potential results could lead Russia’s economy into a recession.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected.  When a Fund enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.  In addition, when a Fund trades securities in foreign markets, especially in emerging and frontier markets, settlement and clearance procedures may differ significantly from those in the United States.  Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.  At times, settlements in certain foreign countries have not kept pace with the number of securities transactions.  These problems may make it difficult for a Fund to carry out transactions.  If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments.  During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective.  Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

STATEMENT OF ADDITIONAL INFORMATION
JANUARY 29, 2016

JNL SERIES TRUST

JNL/Mellon Capital Frontier Markets 100 Index Fund
(a series of Jackson Variable Series Trust)
 (the “Acquired Fund”)
AND
JNL/Mellon Capital Emerging Markets Index Fund
(a series of JNL Series Trust)
 (the “Acquiring Fund”)
1 Corporate Way
 Lansing, Michigan 48951
(517) 381-5500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNL/Mellon Capital Frontier Markets 100 Index Fund	JNL/Mellon Capital Emerging Markets Index Fund
This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (the “Reorganization”).  This SAI is available to separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to the Acquired Fund and to other shareholders of the Acquired Fund as of January 22, 2016.
This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:
(1)            The Acquired Fund’s Statement of Additional Information dated April 27, 2015, as supplemented (File Nos. 333-177369 and 811-22613);
(2)            The Acquiring Fund’s Statement of Additional Information dated April 27, 2015, as supplemented (File Nos. 033-87244 and 811-8894);
(3)            The Annual Report to Shareholders of the Acquired Fund for the fiscal year ended December 31, 2014 (File Nos. 333-177369 and 811-22613);
(4)            The Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended December 31, 2014 (File Nos. 033-87244 and 811-8894);
(5)            The Semi-Annual Report to Shareholders of the Acquired Fund for the period ended June 30, 2015 (File Nos. 333-177369 and 811-22613).

(6)            The Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended June 30, 2015 (File Nos. 033-87244 and 811-8894).
This SAI is not a prospectus.  A Proxy Statement and Prospectus dated January 29, 2016, relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to JNLST at 1 Corporate Way, Lansing, Michigan 48951 or calling (517) 381-5500.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION
JNL/Mellon Capital Frontier Markets 100 Index Fund merging into JNL/Mellon Capital Emerging Markets Index Fund
In accordance with the instructions to the Form N-14 proxy statement and prospectus, pro forma financial information for JNL/Mellon Capital Frontier Markets 100 Index Fund (“Frontier Markets Fund”) and JNL/Mellon Capital Emerging Markets Index Fund (“Emerging Markets Fund”) after giving effect to the proposed Reorganization is not required to be included in this SAI because the net assets of the Frontier Markets Fund as of January 15, 2016, which is within the 30 day period prior to the date of filing of the proxy statement and prospectus for the proposed Reorganization, are less than 10 percent of the net assets of the Emerging Markets Fund.

PART C
OTHER INFORMATION

Item 15.                     Indemnification
Article VIII of the Registrant's Agreement and Declaration of Trust provides that each of its Trustees and Officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having  been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.
Article VI of the Registrant's By-Laws provides the following:
The Trust shall provide any indemnification required by applicable law and shall indemnify Trustees, officers, agents and employees as follows:
(a) The Trust shall indemnify any current or former Trustee, officer and agents of the Trust (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust as any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered  Person") who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the fullest extent authorized and in the manner permitted by applicable federal and state law, provided he or she acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.
(b) The Trust shall indemnify any current and former Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise to the fullest extent authorized and in the manner permitted by applicable federal and state law, against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit.
(c) To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified to the fullest extent authorized and in the manner permitted by applicable federal and state law against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).
(d) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein.  Such determination must be made by disinterested Trustees or independent legal counsel.  Prior to any payment being made pursuant to this paragraph, a majority of a quorum of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.
(e) The Trust shall advance the expenses of Covered Persons who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.  For purposes of this paragraph, "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.
(f) Pursuant and subject to Article VI, the Trust shall indemnify each Covered Person against, or advance the expenses of any Covered Person for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.
(g) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.
(h) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.
(i) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.
(j) The Trust shall have the power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Article.  Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.
The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.
Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, trustees or employees of the Registrant.
Item 16.                     Exhibits
(1)			Agreement and Declaration of Trust of Registrant dated June 1, 1994.[1]

(2)	(a)		Amended and Restated By-Laws of Registrant, approved and adopted on November 27, 2012.[14]

	(b)		Amendment, approved and adopted on December 9, 2015, to Amended and Restated By-Laws of Registrant, approved and adopted on November 27, 2012.[25]

(3)			Not Applicable

(4)			Plan of Reorganization; filed as Appendix A to the Combined Proxy Statement and Prospectus set forth as Part A to this Registration Statement on Form N-14. [20]

(5)
Provisions of instruments defining the rights of holders of the securities being registered are contained in the Registrant's Amended and Restated Agreement and Declaration of Trust and By-laws (Exhibits (1) and (2)).

(6)	(a)		Jackson National Asset Management, LLC ("JNAM")

		(i)	Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant effective December 1, 2012.[14]

		(ii)	Investment Advisory Agreement between JNAM, and JNL/AQR Managed Futures Strategy Fund Ltd., effective June 10, 2011.[9]

		(iii)	Investment Advisory Agreement between JNAM, and JNL/BlackRock Global Allocation Fund Ltd., effective June 10, 2011.[9]

		(iv)	Amendment, effective January 1, 2013, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant effective December 1, 2012.[14]

		(v)	Amendment, effective April 29, 2013, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant effective December 1, 2012.[14]

		(vi)	Amendment, effective May 30, 2013, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant effective December 1, 2012.[16]

		(vii)	Amendment, effective May 30, 2013, to Investment Advisory Agreement between JNAM, and JNL/AQR Managed Futures Strategy Fund Ltd., effective June 10, 2011.[16]

		(viii)	Amendment, effective May 30, 2013, to Investment Advisory Agreement between JNAM, and JNL/BlackRock Global Allocation Fund Ltd., effective June 10, 2011.[16]

		(ix)	Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant effective July 1, 2013.[16]

		(x)	Amended and Restated Investment Advisory Agreement between JNAM, and JNL/AQR Managed Futures Strategy Fund Ltd., effective July 1, 2013.[16]

		(xi)	Amended and Restated to Investment Advisory Agreement between JNAM, and JNL/BlackRock Global Allocation Fund Ltd., effective July 1, 2013.[16]

		(xii)	Investment Advisory Agreement between JNAM, and JNL/Ivy Asset Strategy Fund Ltd., effective July 1, 2013.[16]

		(xiii)	Amendment, effective September 16, 2013, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant effective July 1, 2013.[16]

		(xiv)	Amendment, effective April 28, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant effective July 1, 2013. [18]

		(xv)	Investment Advisory Agreement between JNAM, and JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd., effective April 28, 2014. [18]

		(xvi)	Amendment, effective June 4, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant effective July 1, 2013.[19]

		(xvii)	Amendment, effective September 15, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant effective July 1, 2013.[19]

		(xviii)	Amendment, effective June 4, 2014, to Investment Advisory Agreement between JNAM, and JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd., effective April 28, 2014.[19]

		(xix)	Amendment, effective June 4, 2014, to Amended and Restated Investment Advisory Agreement between JNAM, and JNL/AQR Managed Futures Strategy Fund Ltd., effective July 1, 2013.[19]

		(xx)	Amendment, effective June 4, 2014, to Amended and Restated to Investment Advisory Agreement between JNAM, and JNL/BlackRock Global Allocation Fund Ltd., effective July 1, 2013.[19]

		(xxi)	Amendment, effective June 4, 2014, to Investment Advisory Agreement between JNAM, and JNL/Ivy Asset Strategy Fund Ltd., effective July 1, 2013.[19]

		(xxii)	Amendment, effective April 27, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant effective July 1, 2013.[22]

		(xxiii)	Amendment, effective July 1, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[24]

		(xxiv)	Amendment, effective September 28, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[24]

(xxv)
Amendment, effective September 28, 2015, to Investment Advisory Agreement between JNAM, and JNL/AB Dynamic Asset Allocation Fund Ltd. (formerly, the JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd.), effective April 28, 2014.[24]

	(b)		Mellon Capital Management Corporation ("Mellon Capital")

		(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[14]

		(ii)	Amendment, effective January 1, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[14]

		(iii)	Amendment, effective April 29, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[14]

		(iv)	Amendment, effective February 20, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[15]

		(v)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[16]

		(vi)	Amendment, effective June 3, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[16]

		(vii)	Amendment, effective December 17, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[18]

		(viii)	Amendment, effective April 28, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[18]

		(ix)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[20]

		(x)	Amendment, effective September 15, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[20]

		(xi)	Amendment, effective April 27, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[22]

		(xii)	Amendment, effective July 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[24]

		(xiii)	Amendment, effective September 28, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[24]

(7)	(a)	(i)	Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2010.[5]

(ii)
First Amendment, dated January 18, 2012, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2010.[21]

(iii)
Second Amendment, dated December 31, 2014, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2010.[22]

	(b)	(i)	Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2010.[5]

(ii)
First Amendment, dated January 18, 2012, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2010.[21]

(iii)
Second Amendment, dated December 31, 2014, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2010.[22]

	(c)	(i)
Participation Agreement among Jackson National Life Insurance Company on behalf of itself and certain of its separate accounts; the Registrant, Jackson National Asset Management, LLC; American Funds Insurance Series; Capital Research and Management Company; and American Funds Service Company, effective April 30, 2012.[12]

(ii)
First Amendment, dated September 16, 2013, to Participation Agreement among Jackson National Life on behalf of itself and certain of its separate accounts; the Registrant; JNAM; American Funds Insurance Series; Capital Research and Management Company; and American Funds Service Company, effective April 30, 2012.[17]

	(d)	(i)
Participation Agreement among Jackson National Life Insurance Company of New York on behalf of itself and certain of its separate accounts; the Registrant, Jackson National Asset Management, LLC; American Funds Insurance Series; Capital Research and Management Company; and American Funds Service Company, effective April 30, 2012. [12]

(ii)
First Amendment, dated September 16, 2013, to Participation Agreement among JNLNY on behalf of itself and certain of its separate accounts; the Registrant; JNAM; American Funds Insurance Series; Capital Research and Management Company; and American Funds Service Company, effective April 30, 2012. [17]

	(e)	(i)
Participation Agreement, among the Registrant, on behalf of itself or its separate series, iShares Trust and iShares U.S. ETF Trust, and iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc., iShares U.S. ETF Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc., each on behalf of its respective iShares series, dated March 4, 2014.[18]

(ii)
Amendment, effective September 28, 2015, to Participation Agreement, among the Registrant, on behalf of itself or its separate series, iShares Trust and iShares U.S. ETF Trust, and iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc., iShares U.S. ETF Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc., each on behalf of its respective iShares series, dated March 4, 2014.[24]

(iii)
Investing Fund Agreement, between Market Vectors ETF Trust on behalf of each series of the Trust listed on Annex A of Agreement, and Registrant, on behalf of each of its series, effective April 28, 2014.[18]

(iv)
Purchasing Fund Agreement, between State Street Bank and Trust Company, in its capacity as trustee and on behalf of the SPDR® Dow Jones Industrial Average ETF Trust and SPDR® S&P 500® ETF Trust, and the Registrant on behalf of their current and any future series as an investing fund, effective April 28, 2014.[18]

(v)
Investing Fund Agreement, between The Select Sector SPDR Trust, SPDR Series Trust and SPDR Index Shares Funds, and the Registrant on behalf of their current and any future series as an investing fund, effective April 28, 2014.[18]

(vi)
12(d)(1) Investing Agreement between Registrant, on behalf of itself and its separate series listed on Schedule A of the Agreement, and the investment trusts listed on Schedule B of the Agreement (the "Vanguard Trusts"), on behalf of themselves and their respective series listed on Schedule B (each, a "Vanguard Fund"), effective April 28, 2014.[18]

	(f)	(i)	Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[14]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[16]

		(iii)	Amendment, effective September 16, 2013, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[16]

		(iv)	Amendment, effective April 28, 2014, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[18]

		(v)	Amendment, effective June 4, 2014, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[19]

		(vi)	Amendment, effective September 15, 2014, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[19]

		(vii)	Amendment, effective April 27, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[22]

		(viii)	Amendment, effective April 27, 2015, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[22]

		(ix)	Amendment, effective September 28, 2015, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[24]

(8)			Not Applicable.

(9)	(a)	(i)	Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A. ("JPMorgan Chase"), dated August 12, 2009.[3]

		(ii)	Settled Securities Class Action Services Addendum, dated August 12, 2009, which supplements the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[3]

		(iii)	International Proxy Voting Addendum, dated August 12, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[3]

		(iv)	Mutual Fund Rider, dated August 12, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[3]

		(v)	Amendment, dated September 28, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[4]

		(vi)	Amendment, dated May 1, 2010, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[5]

		(vii)	Amendment, dated October 11, 2010, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[6]

		(viii)	Amendment, effective April 29, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[8]

		(ix)	Amendment, effective August 29, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[9]

		(x)	Amendment, effective October 1, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[10]

		(xi)	Amendment, effective December 12, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[10]

		(xii)	Amendment, effective April 30, 2012, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[12]

		(xiii)	Amendment, effective August 29, 2012, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[14]

		(xiv)	Amendment, effective April 29, 2013, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[14]

		(xv)	Amendment, effective September 16, 2013, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[16]

		(xvi)	Amendment, effective April 28, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009. [18]

		(xvii)	Amendment, effective September 2, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[19]

		(xviii)	Amendment, effective September 15, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[19]

		(xix)	Amendment, effective April 27, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[22]

		(xx)	Amendment, effective June 19, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[24]

		(xxi)	Amendment, effective July 1, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[24]

		(xxii)	Amendment, effective September 28, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[24]

	(b)	(i)
Master Global Custody Agreement between JPMorgan Chase, and JNL/AQR Managed Futures Strategy Fund Ltd. and JNL/BlackRock Global Allocation Fund, Ltd. ("Cayman Custody Agreement"), effective June 16, 2011; Settled Securities Class Action Services Addendum, dated June 16, 2011; and International Proxy Voting Addendum, dated June 16, 2011.[9]

		(ii)	Amendment, effective December 13, 2012, to the Cayman Custody Agreement dated June 16, 2011, to add JNL ASF, LLC as a party.[16]

		(iii)	Amendment, effective April 22, 2013, to the Cayman Custody Agreement dated June 16, 2011, to add JNL ASF II (SBP), LLC as a party.[16]

(iv)
Amendment, effective July 1, 2013, to the Cayman Custody Agreement dated June 16, 2011, to add JNL/BlackRock Commodity Securities Strategy Fund Ltd., JNL/Ivy Asset Strategy Fund Ltd., Curian/AQR Risk Parity Fund Ltd., and Curian/Van Eck International Gold Fund Ltd. as parties.[16]

(v)
Amendment, effective April 28, 2014, to the Cayman Custody Agreement dated June 16, 2011, to add JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd. and Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd. as parties.[18]

		(vi)	Addendum, effective April 27, 2015, to the Cayman Custody Agreement, dated June 16, 2011, to reflect name changes for certain entities.[23]

		(vii)	Addendum, effective June 19, 2015, to the Cayman Custody Agreement, dated June 16, 2011, to remove the JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd. as a party.[24]

		(viii)	Addendum, effective September 28, 2015, to the Cayman Custody Agreement, dated June 16, 2011, to remove the JNL/BlackRock Commodity Securities Strategy Fund Ltd. as a party.[24]

	(c)	(i)	Holding Account Agreement between Registrant and The Bank of Nova Scotia, acting through its ScotiaMocatta division, dated September 28, 2009.[4]

		(ii)	Amendment, dated July 1, 2013, to Holding Account Agreement between Registrant and The Bank of Nova Scotia, acting through its ScotiaMocatta division, dated September 28, 2009.[16]

	(d)	(i)	Custody Agreement between Registrant and State Street Bank and Trust Company ("State Street"), dated December 30, 2010.[7]

		(ii)	Amendment, effective September 2, 2014, to the Custody Agreement between Registrant and State Street, dated December 30, 2010.[20]

(iii)
Revised Amendment, dated April 27, 2015, to Custody Agreement between Registrant and State Street, dated December 30, 2010, to add additional registered investment companies, JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd., and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd. (collectively, "RICs and Cayman Entities") as parties.[24]

		(iv)	Amendment, dated September 28, 2015, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[24]

(v)
Revised Amendment, dated April 14, 2015 to Class Action Services Agreement, effective September 2, 2014, related to the Custody Agreement between Registrant and State Street Bank, dated December 30, 2010, to add the RICs and Cayman Entities as parties.[24]

(vi)
Amendment, dated September 28, 2015 to Class Action Services Agreement, effective September 2, 2014, related to the Custody Agreement between Registrant and State Street Bank, dated December 30, 2010.[24]

(10)	(a)	(i)	Distribution Plan, effective April 29, 2013.[14]

		(ii)	Amendment, effective May 30, 2013, to Distribution Plan, effective April 29, 2013.[16]

		(iii)	Amendment, effective September 16, 2013, to Distribution Plan, effective April 29, 2013.[16]

		(iv)	Amendment, effective April 28, 2014, to Distribution Plan, effective April 29, 2013.[18]

		(v)	Amendment, effective June 4, 2014, to Distribution Plan, effective April 29, 2013.[20]

		(vi)	Amendment, effective September 15, 2014, to Distribution Plan, effective April 29, 2013.[20]

		(vii)	Amendment, effective April 27, 2015, to Distribution Plan, effective April 29, 2013.[22]

		(viii)	Amendment, effective September 28, 2015, to Distribution Plan, effective April 29, 2013.[24]

	(b)	(i)	Multiple Class Plan, effective April 29, 2013.[14]

		(ii)	Amendment, effective September 16, 2013, to Multiple Class Plan, effective April 29, 2013.[16]

		(iii)	Amendment, effective April 28, 2014, to Multiple Class Plan, effective April 29, 2013.[18]

		(iv)	Amendment, effective September 15, 2014, to Multiple Class Plan, effective April 29, 2013.[19]

		(v)	Amendment, effective April 27, 2015, to Multiple Class Plan, effective April 29, 2013.[22]

		(vi)	Amendment, effective September 28, 2015, to Multiple Class Plan, effective April 29, 2013.[24]

(11)			Opinion and Consent of Counsel regarding legality of shares being registered, attached hereto.

(12)			Opinion and Consent of Counsel regarding tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement, to be filed by amendment.

(13)	(a)	(i)	Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[12]

		(ii)	Amendment, effective March 1, 2012, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[13]

		(iii)	Amendment, effective April 30, 2012, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[12]

		(iv)	Amendment, effective April 29, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[14]

		(v)	Amendment, effective May 30, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[16]

		(vi)	Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[16]

		(vii)	Amendment, effective September 5, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[16]

		(viii)	Amendment, effective September 16, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[16]

		(ix)	Amendment, effective April 28, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[18]

		(x)	Amendment, effective June 4, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[20]

		(xi)	Amendment, effective September 15, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[20]

		(xii)	Amendment, effective April 27, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[22]

		(xiii)	Amendment, effective September 28, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[24]

		(xiv)	Amendment, effective October 1, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[24]

	(b)		Amended and Restated Expense Limitation Agreement, dated January 1, 2011, between Registrant and JNAM.[8]

	(c)		Anti-Money Laundering Agreement between Registrant and Jackson National Life, dated November 27, 2012.[15]

	(d)	(i)	Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[5]

		(ii)	Amendment, dated August 29, 2011, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[9]

		(iii)	Amendment, dated June 3, 2013, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[16]

		(iv)	Amendment, dated April 27, 2015, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[22]

	(e)	(i)	Management Fee Waiver Agreement (for certain funds), effective April 30, 2012, between Registrant and JNAM.[11]

		(ii)	Amendment, dated June 3, 2013, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[16]

		(iii)	Amendment, dated March 16, 2015, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[22]

		(iv)	Amendment, dated April 27, 2015, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[22]

		(v)	Amendment, dated October 1, 2015, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[24]

(14)			Consent of Independent Registered Public Accounting Firm, attached hereto.

(15)			None.

(16)			Powers of Attorney, dated June 4, 2015, attached hereto.

(17)			Form of Proxy and Voting Instruction Card, attached hereto.

[1]
Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to its registration statement on Form N-1A (033-87244; 811-8894) ("Registration Statement") filed with the Securities and Exchange Commission ("SEC") on June 26, 1996.

[2]	Incorporated by reference to Registrant's Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A filed with the SEC on September 18, 2006.
[3]	Incorporated by reference to Registrant's Post-Effective Amendment No. 73 to its Registration Statement on Form N-1A filed with the SEC on September 23, 2009.
[4]	Incorporated by reference to Registrant's Post-Effective Amendment No. 74 to its Registration Statement on Form N-1A filed with the SEC on December 18, 2009.
[5]	Incorporated by reference to Registrant's Post-Effective Amendment No. 78 to its Registration Statement on Form N-1A filed with the SEC on April 30, 2010.
[6]	Incorporated by reference to Registrant's Post-Effective Amendment No. 83 to its Registration Statement on Form N-1A filed with the SEC on October 8, 2010.
[7]	Incorporated by reference to Registrant's Post-Effective Amendment No. 86 to its Registration Statement on Form N-1A filed with the SEC on January 3, 2011.
[8]	Incorporated by reference to Registrant's Post-Effective Amendment No. 89 to its Registration Statement on Form N-1A filed with the SEC on April 29, 2011.
[9]	Incorporated by reference to Registrant's Post-Effective Amendment No. 95 to its Registration Statement on Form N-1A filed with the SEC on August 26, 2011.
[10]	Incorporated by reference to Registrant's Post-Effective Amendment No. 99 to its Registration Statement on Form N-1A filed with the SEC on December 9, 2011.
[11]	Incorporated by reference to Registrant's Post-Effective Amendment No. 101 to its Registration Statement on Form N-1A filed with the SEC on December 22, 2011.
[12]	Incorporated by reference to Registrant's Post-Effective Amendment No. 104 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2012.
[13]	Incorporated by reference to Registrant's Post-Effective Amendment No. 106 to its Registration Statement on Form N-1A filed with the SEC on August 24, 2012.
[14]	Incorporated by reference to Registrant's Post-Effective Amendment No. 108 to its Registration Statement on Form N-1A filed with the SEC on December 19, 2012.
[15]	Incorporated by reference to Registrant's Post-Effective Amendment No. 111 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2013.
[16]	Incorporated by reference to Registrant's Post-Effective Amendment No. 116 to its Registration Statement on Form N-1A filed with the SEC on September 13, 2013.
[17]	Incorporated by reference to Registrant's Post-Effective Amendment No. 118 to its Registration Statement on Form N-1A filed with the SEC on December 20, 2013.
[18]	Incorporated by reference to Registrant's Post-Effective Amendment No. 121 to its Registration Statement on Form N-1A filed with the SEC on April 25, 2014.
[19]	Incorporated by reference to Registrant's Post-Effective Amendment No. 123 to its Registration Statement on Form N-1A filed with the SEC on June 5, 2014.
[20]	Incorporated by reference to Registrant's Post-Effective Amendment No. 125 to its Registration Statement on Form N-1A filed with the SEC on September 12, 2014.
[21]	Incorporated by reference to Registrant's Post-Effective Amendment No. 127 to its Registration Statement on Form N-1A filed with the SEC on January 16, 2015.
[22]	Incorporated by reference to Registrant's Post-Effective Amendment No. 129 to its Registration Statement on Form N-1A filed with the SEC on April 24, 2015.
[23]	Incorporated by reference to Registrant's Post-Effective Amendment No. 131 to its Registration Statement on Form N-1A filed with the SEC on June 10, 2015.
[24]	Incorporated by reference to Registrant's Post-Effective Amendment No. 134 to its Registration Statement on Form N-1A filed with the SEC on September 25, 2015.
[25]	Incorporated by reference to Registrant's Post-Effective Amendment No. 136 to its Registration Statement on Form N-1A filed with the SEC on December 14, 2015.

Item 17.                     Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The Registrant agrees to file an executed copy of the opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Registrant certifies that this Post-Effective Amendment No. 2 to its Registration Statement on Form N-14 ("Post-Effective Amendment") meets all of the requirements for effectiveness under Rule 485(b) under the 1933 Act and that the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lansing and the State of Michigan on the 16th day of December 2015.

JNL SERIES TRUST
/s/Susan S. Rhee
Susan S. Rhee
Vice President, Counsel, and Secretary

As required by the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Michael Bouchard by Susan S. Rhee*	December 16, 2015
Michael Bouchard
Trustee

/s/ Ellen Carnahan by Susan S. Rhee*	December 16, 2015
Ellen Carnahan
Trustee

/s/ William Crowley by Susan S. Rhee*	December 16, 2015
William Crowley
Trustee

/s/ Michelle Engler by Susan S. Rhee*	December 16, 2015
Michelle Engler
Trustee

/s/ John Gillespie by Susan S. Rhee*	December 16, 2015
John Gillespie
Trustee

/s/ Richard D. McLellan by Susan S. Rhee*	December 16, 2015
Richard D. McLellan
Trustee

/s/ Mark D. Nerud by Susan S. Rhee*	December 16, 2015
Mark D. Nerud
President and Trustee

/s/ Gerard A. M. Oprins by Susan S. Rhee*	December 16, 2015
Gerard A. M. Oprins
Treasurer and Chief Financial Officer (Principal Financial Officer)

/s/ William R. Rybak by Susan S. Rhee*	December 16, 2015
William R. Rybak
Trustee

/s/ Edward Wood by Susan S. Rhee*	December 16, 2015
Edward Wood
Trustee

/s/ Patricia A. Woodworth by Susan S. Rhee*	December 16, 2015
Patricia A. Woodworth
Trustee

* By Susan S. Rhee, Attorney In Fact

EXHIBIT LIST

Exhibit Number	Exhibit Description
(11)	Opinion and Consent of Counsel regarding legality of shares being registered
(14)	Consent of Independent Registered Public Accounting Firm
(16)	Power of Attorney dated June 4, 2015
(17)	Form of Proxy and Voting Instruction Card, attached hereto.